UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2021 (October 22, 2021)

STARCO BRANDS, INC.
(Exact name of Company as specified in its charter)

Nevada	000-54892	27-1781753
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
250 26th Street, Suite 200 Santa Monica, CA 90402 (Address of principal executive offices) 323-266-7111 (Registrant’s Telephone Number)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	STCB	OTC Markets Group OTCQB tier

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 3.02 Unregistered Sales of Equity Securities.

The discussion in Item 8.01 relating to the issuance and sale of Restricted Stock is incorporated herein by reference. The Restricted Stock was not registered under the Securities Act of 1933, as amended (the "Act") in reliance upon the exemption from registration contained in Section 4(a)(2) of the Act.

Item 8.01 Other Events

Effective October 22, 2021 (the “Effective Date”), Starco Brands, Inc. (the “Company”) entered into separate Board Advisor Agreements (each an “Agreement” and, collectively, the “Agreements”) with each of Mr. Anthony Scaramucci and Mr. Daniel Lubeck (each, an “Advisor” and, collectively, the “Advisors”). Pursuant to each of the Agreements, each Advisor has agreed to provide certain services to the Company, including providing strategic advice to the Company’s management team as well as specific services set forth on an Exhibit to each Agreement. The Agreements are substantially identical. In consideration for the services to be rendered under the applicable Agreement, each Advisor is granted restricted common stock of the Company (the “Restricted Stock”), corresponding to substantially less than 5% of the Company's outstanding common stock, on a fully diluted basis. The Restricted Stock will vest equally over 24 months on each monthly anniversary of the Effective Date.  Additionally, each Advisor, in connection with the Agreements, elected to purchase additional shares of Restricted Stock from the Company in a private placement amounting, individually and in the aggregate, to less than 5% of the Company's outstanding common stock, on a fully diluted basis.

The foregoing description of the Board Advisor Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Board Advisor Agreement, the form of which is filed as an exhibit to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Form of Board Advisor Agreement.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARCO BRANDS, INC.

Dated: October 28, 2021	/s/ Ross Sklar
Ross Sklar
Chief Executive Officer